SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A
                                 Current Report

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

       Date of Report(Date of earliest event reported) November 19, 2003.

                                 CYCO.NET, INC.
                 (Name of small business issuer in its charter)

                        Commission file number 000-30244

                       Nevada                                13-3389415
   (State or other jurisdiction of incorporation)       (Employer ID Number)

                    108 Amherst SE, NE, Albuquerque, NM 87106
                    (Address of principal executive offices)

                    Issuer's telephone number (505) 710-2190




ITEM  2:  ACQUISITION OR DISPOSITION OF ASSETS

On November 19, 2003, Cyco.net, Inc. purchased all of the outstanding common stock of Orion Security Services, Inc. ("OSSI"), a Wisconsin corporation, that provides secure computer network and management solutions and video surveillance systems via satellite communication. In the stock for stock purchase, Cyco.net, Inc. will issue 50,000,000 shares of common stock in exchange for all of the issued and outstanding common stock of Orion Security Services, Inc.

Cyco.net acquired the stock of OSSI from the following people in exchange for the number of shares of Cyco.net's common stock set forth opposite their names:

Name:                                    No. of Shares:
-----                                    --------------
Robert V. Demson                         26,000,000
Francisco Urrea, Jr.                     20,000,000
Paul B. Goldberg                         1,800,000
Harry A. Montefusco                      1,800,000
John F. Morrison                         400,000

Francisco Urrea, Jr., a shareholder of OSSI, is also a director of Cyco.net.

OSSI intends to continue its operations in Oakton, Virginia and will operate as a wholly owned subsidiary of Cyco.net, Inc.

ITEM 7: FINANCIAL STATEMENTS AND EXIBITS

     (a) Financial Statements of Orion Security Services, Inc.

Audited financial statements for years ended December 31, 2001 and 2002.

Unaudited financial statements for the nine months ended September 31, 2002 and 2003.


     (b) Pro forma financial information Cyco.net, Inc.

Unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2003 and the year ended December 31, 2002.

Unaudited pro forma  consolidated  balance sheet at September 30, 2003.

     (c) Exibits

10.11 Stock Purchase Agreement dated November 19, 2003, between Cyco.net, Inc. and Orion Security Services, Inc. filed with the Securities and Exchange Commission with Form 8-K on December 4, 2003.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

                                    CYCO.NET, INC.



                                    By:  /s/ Richard A. Urrea   January 30, 2003
                                          ---------------------
                                    Richard A. Urrea
                                    President

REPORT OF INDEPENDENT AUDITORS


Shareholders and Board of Directors
Orion Security Services, Inc.


We have audited the accompanying consolidated balance sheet of Orion Security Services, Inc as of December 31, 2002, and the related statements of operations, stockholders' (deficit) equity, and cash flows for the two years ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Orion Security Services, Inc. (a Development Stage Company) as of December 31, 2002, and the results of its operations, and its cash flows for the two years ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

Stark, Winter, Schenkein & Co, LLC

January 23, 2004
Denver, Colorado

                          ORION SECURITY SYSTEMS, INC.
                          (A DEVELOPMENT STAGE COMPANY
                                  BALANCE SHEET
                                DECEMBER 31, 2002


                                     Assets
                                     ------

CURRENT ASSETS
Cash
                                                                     $    30
                                                                     -------
PROPERTY AND EQUIPMENT, net of
accumulated depreciation of $310                                        2,985
                                                                     --------

                                                                     $  3,015
                                                                     ========

                    LIABILITIES AND STOCKHOLDERS' (DEFICIT)
CURRENT LIABILITIES
Accrued expenses                                                     $  3,534
Accrued payroll - shareholder                                          54,000
Shareholder loans                                                      17,728
                                                                     --------
Total current liabilities                                              75,262
                                                                     --------

STOCKHOLDERS' (DEFICIT)
Common stock, $1.00 par value, 100 shares
authorized, issued and outstanding                                        100
Additional paid-in capital                                              2,447
(Deficit) accumulated in development stage                            (74,794)
                                                                     --------
                                                                      (72,247)
                                                                     --------
                                                                     $  3,015
                                                                     ========

   The accompanying notes are an integral part of these financial statements.

                          ORION SECURITY SERVICES, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF OPERATIONS


                                                                 Inception
                                  Year Ended December 31,  (September 22, 1989)
                                    2001          2002     to December 31, 2002
                                 ------------------------ ---------------------
REVENUE                          $      -            $ -             $       -
                                 --------      ----------            ----------
                                 --------      ----------            ----------
EXPENSES
General and administrative            787         70,723                73,566
 expenses                        --------      ----------            ----------

NET OPERATING (LOSS)                 (787)       (70,723)              (73,566)
                                 --------      ----------            ----------
OTHER INCOME (EXPENSE)
Interest expense                        -         (1,228)               (1,228)
                                 --------      ----------            ----------
                                        -         (1,228)               (1,228)
                                 --------      ----------            ----------
NET (LOSS)                       $   (787)     $ (71,951)            $ (74,794)
                                 ========      ==========            ==========
WEIGHTED AVERAGE SHARES
 OUTSTANDING BASIC AND DILUTED        100            100                   100
                                 ========      ==========            ==========
NET (LOSS) PER COMMON SHARE      $  (7.87)     $ (719.51)            $ (747.94)
                                 ========      ==========            ==========


   The accompanying notes are an intergral part of these financial statements.


                                      ORION SECURITY SERVICES, INC.
                                      (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CHANGES IN STOCKHOLDER'S (DEFICIT)
                           INCEPTION (SEPTEMBER 22, 1989) TO DECEMBER 31, 2002

                                              Common      Additional    (Deficit) Accumulated
                                  Shares       Stock   Paid in Capital  in Development Stage     Total
                                 --------   ---------    -----------        ------------     -----------
Inception
Issuance of common stock
 for cash                            100    $    100     $        -         $         -      $      100

Net (loss)                             -           -              -              (2,056)         (2,056)
                                 --------   ---------    -----------        ------------     -----------
December 31, 2000                    100         100              -              (2,056)         (1,956)

Net (Loss)                             -           -              -                (787)           (787)
                                 --------   ---------    -----------        ------------     -----------
December 31, 2001                    100         100              -              (2,843)         (2,743)

Contribution of fixed assets           -           -          2,447                   -           2,447

Net (Loss)                             -           -              -             (71,951)        (71,951)
                                 --------   ---------    -----------        ------------     -----------
December 31, 2002                    100    $    100     $    2,447         $   (74,794)     $  (72,247)
                                 ========   =========    ===========        ============     ===========


                The accompanying notes are an integral part of these financial statements.

                                      ORION SECURITY SERVICES, INC.
                                      (A DEVELOPMENT STAGE COMPANY)
                                         STATEMENTS OF CASH FLOWS



                                                                                       Inception
                                                        Years ended December 31,  (September 22, 1989)
CASH FLOW FROM OPERATING ACTIVITIES                     2001              2002    to December 31, 2002
                                                        ----------- -----------   --------------------
   Net (loss)                                           $ (787)     $ (71,951)    $            (74,794)
   Adjustments to reconcile net (loss) to
     net cash (used in) operating activities:
     Depreciation                                            -            310                      310
     Changes in assets and liabilities:
      Increase in accounts payable                         787            791                    3,534

      Increase in accrued payroll - shareholder              -         54,000                   54,000
      Increase in  shareholder loan (accrued interest)       -          1,228                    1,228
                                                        ----------- -----------   --------------------
   Net cash (used in) operating activities                   -        (15,622)                 (15,722)
                                                        ----------- -----------   --------------------
CASH FLOW FROM INVESTING ACTIVITIES
   Purchase of fixed assets                                  -           (848)                    (848)
                                                        ----------- -----------   --------------------
Net cash (used in) investing activities                      -           (848)                    (848)
                                                        ----------- -----------   --------------------
CASH FLOW FROM FINANCING ACTIVITIES

   Proceeds from shareholder loans                           -         16,500                   16,500
   Proceeds from sale of common stock                        -              -                      100
                                                        ----------- -----------   --------------------
Net cash provided by financing activities                    -         16,500                   16,600
                                                        ----------- -----------   --------------------

Net increase in cash                                         -             30                       30
Cash at begining of year                                     -              -                        -
                                                        ----------- -----------   --------------------
Cash at end of year                                     $    -      $      30     $                 30
                                                        =========== ===========   ====================
Cash paid for:

   Interest                                             $    -      $       -     $                  -
                                                        =========== ===========   ====================
   Income taxes                                         $    -      $       -     $                  -
                                                        =========== ===========   ====================
Non-cash financing and investing activities:
   Contribution of fixed assets                         $    -      $   2,447     $              2,447
                                                        =========== ===========   ====================

                The accompanying notes are an integral part of these financial statements.

                          ORION SECURITY SERVICES, INC.
                          (a Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


ORGANIZATION

Orion Security Services, Inc. (the "Company") was incorporated on September 22, 1989 in the State of Wisconsin. The Company's primary line of business is the sale of its SatSecure System in the United States of America. The SatSecure System is designed to provide bi-directional video, audio, data and alarm transfer between virtually any location, including land based positions, airborn aircraft, ships at sea, and a Command and Control Center.

REVENUE RECOGNITION

The Company's sole source of revenue is the sale of its SatSecure System. The terms of sale are FOB shipping point and the Company records revenue when the product is shipped.

CASH AND CASH EQUIVALENTS

For purposes of balance sheet classification and the statements of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

PROPERTY AND EQUIPMENT

Property and equipment, which consists of computers and office equipment, is stated at cost and is being depreciated using the straight-line method over the estimated economic life of 5 years.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NET INCOME (LOSS) PER COMMON SHARE

The Company calculates net income (loss) per share as required by Statement of Financial Accounting Standards (SFAS) 128, "Earnings per Share." Basic earnings
(loss) per share is  calculated  by dividing  net income  (loss) by the weighted average number of common shares  outstanding  for the period.  Diluted  earnings
(loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares and dilutive common stock equivalents outstanding. During periods in which the Company incurs losses common stock equivalents, if any, are not considered, as their effect would be anti dilutive.

INCOME TAXES

The Company follows SFAS 109 "Accounting for Income Taxes" for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

RECENT PRONOUNCEMENTS

In December 2002, the Financial Accounting Standards Board ("FASB") issued SFAS 148 "Accounting for Stock-Based Compensation--Transition and Disclosure--an amendment of SFAS 123." SFAS 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation from the intrinsic value-based method of accounting prescribed by APB 25. As allowed by SFAS 123, the Company has elected to continue to apply the intrinsic value-based method of accounting, and has adopted the disclosure requirements of SFAS 123. The Company currently does not anticipate adopting the provisions of SFAS 148.

In July 2002, the FASB issued SFAS 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS 146 provides new guidance on the recognition of costs associated with exit or disposal activities. The standard requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of commitment to an exit or disposal plan. SFAS 146 supercedes previous accounting guidance provided by the EITF Issue 94-3 "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." EITF Issue 94-3 required recognition of costs at the date of commitment to an exit or disposal plan. SFAS 146 is to be applied prospectively to exit or disposal activities initiated after December 31, 2002. Early application is permitted. The adoption of SFAS 146 by the Company is not expected to have a material impact on the Company's financial position, results of operations, or cash flows.

In April 2002, the FASB issued SFAS 145, "Rescission of FASB Statements 4, 44, and 64, Amendment of FASB Statement 13, and Technical Corrections." Among other things, this statement rescinds FASB Statement 4, "Reporting Gains and Losses from Extinguishment of Debt" which required all gains and losses from extinguishment of debt to be aggregated and, if material, classified as an extraordinary item, net of related income tax effect. As a result, the criteria in APB Opinion 30, "Reporting the Results of Operations -- Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions," will now be used to classify those gains and losses. The provisions of SFAS 145 related to the classification of debt extinguishment are effective for years beginning after May 15, 2002. The adoption of SFAS 145 by the Company is not expected to have a material impact on the Company's financial position, results of operations, or cash flows.

In November 2001, the EITF of the FASB issued EITF 01-9 "Accounting for Consideration Given by a Vendor to a Subscriber (Including a Reseller of the Vendor's Products)." EITF 01-9 provides guidance on when a sales incentive or other consideration given should be a reduction of revenue or an expense and the timing of such recognition. The guidance provided in EITF 01-9 is effective for financial statements for interim or annual periods beginning after December 15, 2001. The adoption of EITF 01-9 by the Company did not have a material impact on the Company's financial statements.

In August 2001, the FASB issued SFAS 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS 144 provides new guidance on the recognition of impairment losses on long-lived assets with definite lives to be held and used or to be disposed of and also issued the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. SFAS 144 is effective for fiscal years beginning after December 15, 2001. The adoption of SFAS 144 did not have a material impact on the Company's financial position, results of operations, or cash flows.

In June 2001, the FASB issued SFAS 143, "Accounting for Asset Retirement Obligations." SFAS 143 requires the fair value of a liability for an asset retirement obligation to be recognized in the period that it is incurred if a reasonable estimate of fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. SFAS 143 is effective for fiscal years beginning after June 15, 2002. The adoption of SFAS 143 is not expected to have a material impact on the Company's financial position, results of operations or cash flows.

In June 2001, the FASB issued SFAS 141, "Business Combinations," which is effective for all business combinations initiated after June 30, 2001. SFAS 141 requires companies to account for all business combinations using the purchase method of accounting, recognize intangible assets if certain criteria are met, as well as provide additional disclosures regarding business combinations and allocation of purchase price. The adoption of SFAS 141 did not have a material impact on the Company's financial position, results of operations or cash flows.

NOTE 2.  RELATED PARTY TRANSACTIONS

During the years ended December 31, 2002 and 2001 the Company's President, Robert Demson paid expenses on behalf of the Company, in the amount of $17,728 and $2,743, respectively.

During the year ended December 31, 2002, Robert Demson contributed $2,447 of fixed assets to the Company.

In addition, Mr. Demson advanced $16,500 to the Company during the year ended December 31, 2002. Interest accrues on the advances at the rate of 1.5% per month. Accrued interest included in shareholder loan at December 31, 2002 was $1,228.

NOTE 3. INCOME TAXES

The Company accounts for income taxes under SFAS 109, "Accounting for Income Taxes", which requires use of the liability method. SFAS 109 provides that deferred tax assets and liabilities are recorded based on the differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes, referred to as temporary differences. Deferred tax assets and liabilities at the end of each period are determined using the currently enacted tax rates applied to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized. The types of temporary differences between the tax basis of assets and their financial reporting amounts that give rise to a significant portion of the deferred tax asset are as follows:

                                                    Reconciling       Tax
                                                       Item          Effect
                                                       ----          ------

Net operating loss carryforward                     $  22,000       $ 3,300
                                                    =========       =======


The net operating loss carryforward will expire through 2022.

The deferred tax asset has been fully reserved as of December 31, 2002. The change in the valuation allowance for the deferred tax asset during the year ended December 31, 2002 was $3,000.

                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                               SEPTEMBER 30, 2003
                                   (UNAUDITED)

                                     ASSETS
CURRENT ASSETS
   Cash                                                         $  19,960
                                                                ----------
PROPERTY AND EQUIPMENT, net of
   accumulated depreciation of $2,073                               9,992
                                                                ----------
                                                                $  29,952
                                                                ==========

                LIABILITIES AND STOCKHOLDER'S (DEFICIT)

CURRENT LIABILITIES
   Accounts payable                                             $    7,724
   Accrued payroll - shareholder                                   174,000
   Shareholder loans                                                35,320
                                                                -----------
     Total current liabilities                                     217,044
                                                                -----------


STOCKHOLDER'S (DEFICIT)
   Common stock, $1.00 par value, 100 shares
     authorized, issued and outstanding                                100
   Additional paid-in capital                                        2,447
   (Deficit) accumulated in development stage                     (189,639)
                                                                -----------
                                                                  (187,092)
                                                                -----------
                                                                $   29,952
                                                                ===========


   The accompanying notes are an integral part of these financial statements.

                                    ORION SECURITY SERVICES, INC.
                                    (A DEVELOPMENT STAGE COMPANY)
                                      STATEMENTS OF OPERATIONS
                                             (UNAUDITED)

                                                                                       Inception
                                            Nine Months  Ended September 30       (September 22, 1989)
                                               2002               2003           to September 30, 2003
                                          -------------  -----------------      ----------------------
REVENUE                                   $           -  $         58,035        $            58,035

COST OF GOOS SOLD                                     -            28,911                     28,911
                                          -------------- -----------------      ---------------------
GROSS PROFIT                                          -            29,124                     29,124

EXPENSES
General and administrative expenses              34,723           140,147                    213,713
                                          -------------- -----------------      ---------------------
NET OPERATING (LOSS)                            (34,723)         (111,023)                  (184,589)
                                          -------------- -----------------      ---------------------
OTHER INCOME (EXPENSE)                             (350)           (3,822)                    (5,050)
                                          -------------- -----------------      ---------------------
Interest expense                                   (350)           (3,822)                    (5,050)
                                          -------------- -----------------      ---------------------
NET (LOSS)                                $     (35,073) $       (114,845)       $          (189,639)
                                          ============== =================      =====================

PER SHARE INFORMATION

WEIGHTED AVERAGE SHARES OUTSTANDING -
 BASIC AND DILUTED                                  100               100                        100

NET (LOSS) PER COMMON SHARE               $     (350.73) $     ($1,148.45)       $         (1,896.39)
                                          ============== =================      =====================



             The accompanying notes are an integral part of these financial statements.

                                   ORION SECURITY SERVICES, INC.
                                   (A DEVELOPMENT STAGE COMPANY)
                                      STATEMENTS OF CASH FLOWS
                                            (UNAUDITED)


                                                                                              Inception
                                                      Nine Months  Ended September 30    (September 22, 1989)
                                                            2002            2003        to September 30, 2003
                                                      ---------------   -------------   ---------------------
CASH FLOW FROM OPERATING ACTIVITIES
Net cash provided by (used in) operating activities    $      (16,470)  $     14,930    $               (792)
                                                      ---------------   -------------   ---------------------
CASH FLOW FROM INVESTING ACTIVITIES
Purchase of fixed assets                                            -         (8,770)                 (9,618)
                                                      ---------------   -------------   ---------------------
Net cash (used in) investing activities                             -         (8,770)                 (9,618)
                                                      ---------------   -------------   ---------------------
CASH FLOW FROM FINANCING ACTIVITIES
Proceeds from shareholder loans                                16,500         13,770                  30,270
Proceeds from sale of common stock                                  -              -                     100
                                                      ---------------   -------------   ---------------------
Net cash provided by financing activities                      16,500         13,770                  30,370
                                                      ---------------   -------------   ---------------------
Net increase in cash                                               30         19,930                  19,960
Cash - beginning                                                    -             30                       -
                                                      ---------------   -------------   ---------------------
Cash - ending                                         $            30   $     19,960    $             19,960
                                                      ===============   =============   =====================



             The accompanying notes are an integral part of these financial statements.

                          ORION SECURITY SERVICES, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2003
                                   (Unaudited)

(1) BASIS OF PRESENTATION

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information and Item 310(b) of Regulation S-B. They do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation have been included. The results of operations for the periods presented are not necessarily indicative of the results to be expected for the full year and should be read in conjunction with the Company's financial statements at December 31, 2002.

 (2) SHAREHOLDER LOAN

During the period ended September 30, 2003, the Company received advances of $13,770 from Robert Demson. Interest accrued during the period on these advances was $3,822.










                                 CYCO.NET, INC.
                         PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)


 SUMMARY

The accompanying unaudited pro forma financial statements give effect to the combination of Cyco.net, Inc. ("Cyco") and Orion Security Services, Inc, ("Orion") effective on November 19, 2003.

The statements presented include the pro forma balance sheet as of September 30, 2003 and the pro forma income statement for the year ended December 31, 2002 and the nine months ended September 30, 2003. The pro forma financial statements were derived from the unaudited interim financial statements for Cyco as of and for the nine months ended September 30, 2003, the audited financial statements for Orion as of and for the year ended December 31, 2002 and the unaudited financial statements for Orion as of and for the nine months ended September 30, 2003. The pro forma statements of operations assume that the combination took place at the beginning of the period presented.

The pro forma financial statements give effect to the combination using the purchase method of accounting. The pro forma assumptions and adjustments are set forth in the accompanying notes to the pro forma financial statements.

The results of operations are not necessarily indicative of those which have been attained had the transaction occurred at the beginning of the period presented. The pro forma financial statements should be read in conjunction with the historical financial statements of Cyco and Orion.

                                 CYCO.NET, INC.
                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)


The accompanying pro forma financial statements give effect to the combination of Cyco and Orion effective on November 19, 2003. The acquisition was effected by the exchange of all of the issued and outstanding common shares of Orion for 50,000,000 common shares of Cyco (62% of the issued and outstanding common stock of Cyco). A significant number of the shares issued for the acquisition of Orion were issued to an affiliate of Cyco and the assets of Orion are recorded at their historical cost basis.

The statements presented include the pro forma balance sheet as of December 31, 2002 and the pro forma income statements for the year ended December 31, 2002 and the nine months ended September 30, 2003.

Pro forma basic earnings (loss) per share is computed using the number of common shares of Cyco outstanding, including the common shares issued to Orion to effect the transaction, for the period presented.


                                 CYCO.NET, INC.
                           EXPLANATION OF ADJUSTMENTS
                         PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)


1.    To reclassify paid in capital to common stock

2.    To reclassify the accumulated deficit of Orion to paid in capital


                                                   CYCO.NET, INC.
                                              PRO-FORMA BALANCE SHEET
                                                 SEPTEMBER 30, 2003
                                                    (UNAUDITED)


                                                                      Orion Security
                                                      Cyco.net, Inc.  Services, Inc.    Adjustments     Pro-forma
                                                      --------------  --------------    -----------     ---------
                       ASSETS
                       ------
Current Assets:
Cash                                                  $        2,062  $      19,960     $        -    $    22,022
Receivables                                                  170,004              -              -        170,004
                                                      --------------  --------------    -----------   -----------
  Total current assets                                       172,066         19,960              -        192,026
                                                      --------------  --------------    -----------   -----------
Property and equipment, net                                    1,734          9,992              -         11,726
                                                      --------------  --------------    -----------   -----------
Other Assets:
 Deposits and other assets                                     1,905              -              -          1,905
                                                      --------------  --------------    -----------   -----------
                                                      $      175,705  $      29,952     $        -    $   205,657
                                                      ==============  ==============    ===========   ===========
LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Current Liabilities:
 Accounts payable and accrued expenses                $      195,458  $       7,724     $        -    $   203,182
 Notes payable - related parties                                   -         35,320              -         35,320
 Deferred Gain                                               152,229              -              -        152,229
 Accrued expenses - shareholder                                8,990        174,000              -        182,990
                                                      --------------  --------------    -----------   -----------
                                                             356,677        217,044              -        573,721
                                                      --------------  --------------    -----------   -----------
STOCKHOLDERS' (DEFICIT)
 Common stock, $.001 par value, 100,000,000 shares
  authorized, 84,715,931 shares issued and outstanding        34,716            100         49,900         84,716
 Additional paid in capital                                3,470,536          2,447      $(124,694)     3,348,289
 Stock subscription receivable                            (2,800,000)             -              -     (2,800,000)
 Accumulated (deficit)                                      (886,224)      (189,639)        74,794     (1,001,069)
                                                      --------------  --------------    -----------   -----------
   Total stockholders' (deficit)                            (180,972)      (187,092)             -       (368,064)
                                                      --------------  --------------    -----------   -----------
                                                      $      175,705  $      29,952     $        -    $   205,657
                                                      ==============  ==============    ===========   ============


                        Read the accompanying notes to the pro-forma financial statements.


                                                          CYCO.NET, INC.
                                                 PRO-FORMA STATEMENT OF OPERATIONS
                                           FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
                                                            (UNAUDITED)


                                                                     Orion Security
                                                    Cyco.net, Inc.    Services, Inc.         Adjustments             Pro-forma
                                             ---------------------  ---------------    -------------------   ------------------
REVENUE                                       $              -      $        58,035     $              -      $         58,035
                                             ---------------------  ---------------    -------------------   ------------------

OPERATING COSTS AND EXPENSES
 COST OF GOODS SOLD                                            -             28,911                     -               28,911
 GENERAL AND ADMINISTRATIVE                              319,584            140,147                     -              459,731
                                             --------------------   ----------------   -------------------    -----------------

LOSS BEFORE DISCONTINUED OPERATIONS                     (319,584)          (111,023)                    -             (430,607)

NET INCOME FROM OPERATIONS AND SALE OF
  DISCONTINUED OPERATIONS                                273,714                 -                      -              273,714
                                             --------------------   ----------------   -------------------    -----------------
                                                         (45,870)         (111,023)                     -             (156,893)
                                             --------------------   ----------------   -------------------    -----------------

INTEREST INCOME (EXPENSE)                                  2,358           (3,822)                      -               (1,464)
                                             --------------------   ----------------   -------------------    -----------------

NET (LOSS)                                    $         (43,512)    $    (114,845)      $               -    $        (158,357)
                                             ====================   ================   ===================    =================


(LOSS) PER SHARE - BASIC AND FULLY DILUTED                                                                    $          (0.00)
                                                                                                              =================

 WEIGHTED AVERAGE SHARES OUTSTANDING                                                                                82,847,029
                                                                                                              =================





                                Read the Accompanying notes to the pro-forma financial statements.

                                                          CYCO.NET, INC.
                                                 PRO-FORMA STATEMENT OF OPERATIONS
                                               FOR THE YEAR ENDED DECEMBER 31, 2002
                                                            (UNAUDITED)


                                                                        Orion Security
                                                      Cyco.net, Inc.     Services, Inc.     Adjustments           Pro-forma
                                                      --------------     --------------     -----------           ---------
REVENUE                                                $  5,179,160      $         -        $         -          $ 5,179,160
                                                       -------------     -------------      ------------         ------------
OPERATING COSTS AND EXPENSES
 Cost of Sales                                            4,751,956                -                   -           4,751,956
 General and administrative                                 751,340             70,723                 -             822,063
                                                       -------------     -------------      ------------         ------------
                                                          5,503,296             70,723                 -           5,574,019
                                                       -------------     -------------      ------------         ------------
(LOSS) FROM OPERATIONS                                     (324,136)           (70,723)                -            (394,859)

OTHER EXPENSE                                                (1,457)            (1,228)                -              (2,685)
                                                       -------------     -------------      ------------         ------------
NET (LOSS)                                             $   (325,593)     $     (71,951)     $          -         $  (397,544)
                                                       =============     =============      ============         ============

(Loss) per share - basic and fully diluted                                                                       $     (0.01)
                                                                                                                 ============
 Weighted average shares outstanding                                                                             $78,592,309
                                                                                                                 ============




                                Read the accompanying notes to the pro-forma financial statements.